UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Diane J. Drake

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, CA 91740
(Name and address of agent for service)

(626) 385-5777

Registrant's telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period: October 31, 2022

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

VAUGHAN NELSON FUNDS

Vaughan Nelson Emerging Markets Opportunities Fund

(Investor Class – ADVKX)

(Institutional Class - ADVMX)

Vaughan Nelson International Small Cap Fund

(Investor Class - ADVJX)

(Institutional Class - ADVLX)

ANNUAL REPORT

OCTOBER 31, 2022

Vaughan Nelson Funds

Each a series of Investment Managers Series Trust

Table of Contents

Vaughan Nelson Emerging Markets Opportunities Fund
Letter to Shareholders	1
Fund Performance	3
Schedule of Investments	5
Vaughan Nelson International Small Cap Fund
Letter to Shareholders	10
Fund Performance	12
Schedule of Investments	14
Statements of Assets and Liabilities	19
Statements of Operations	20
Statements of Changes in Net Assets	21
Financial Highlights	23
Notes to Financial Statements	27
Report of Independent Registered Public Accounting Firm	38
Supplemental Information	39
Expense Examples	48

This report and the financial statements contained herein are provided for the general information of the shareholders of the Vaughan Nelson Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

www.im.natixis.com/us/vaughan-nelson-funds

Vaughan Nelson Emerging Markets Opportunities Fund

Dear Shareholder,

Emerging Market performance during 2022 has been challenging as equity markets are deal with rising and elevated inflation, decelerating economic growth, tightening financial conditions, and exceptional US dollar strength. The strong U.S. dollar accelerated the exportation of U.S. inflation to the rest of the world, forcing nearly all global central banks to follow the U.S. Federal Reserve in raising interest rates. Tighter financial conditions forced global equity and fixed income markets to reduce investment positions and leverage, driving nearly all asset classes lower. The effects of an economic deceleration and a weaker consumer are starting to be visible but will be clearer in the 1st half of 2023.

We expect inflation to ease in the next six months due to the high base of comparisons and slowing growth curtailing demand. That said, we remain concerned about the energy situation in Europe where storage levels are likely to reduce to dangerous levels by the Spring and possibly depleted in a worsening or elongated weather situation during the Winter months. We don’t not see a near term resolution to the Russia-Ukraine confrontation and have concerns that they will escalate in the Spring as weather improves.

Market & Portfolio Overview

The strategy had a strong relative year with the portfolio down less as compared to the benchmark and the broader EM index. There continue to be pockets of opportunities to generate robust and positive returns even in this uncertain macro environment. India, for instance, continues to be a relative outperformer with the country supported by favorable demographics and GDP growth forecast at 6.8% in 2022 and 6.1% in 2023 (IMF). Brazil is another example with commodity exports and strong activities in the agribusiness sector supporting relative outperformance of the country’s FX and equity markets. The election of former president Luiz Lula da Silva in the second round election in October went relatively smoothly. The elections suggest Lula will adopt a more moderate policy stance as Bolsonaro and his party outperformed poll expectations and will become the largest party in the Senate.

Following the 20th National Party Congress meeting in China in mid-October, we have started to see incremental policy announcements coming from national and local governments designed to enhance economic growth. Liquidity support for property developers (both private and SOE) should allow property projects to be completed and enhance construction activities. Early signs that restrictive zero COVID policies are being relaxed will allow consumption activities and mobility to improve, particularly as Spring weather approaches in March-April 2023. With elevated savings rates and pent-up demand building, we expect consumption to be an important driver of GDP growth in 2023 for China. The portfolio has added to its positions in Hong Kong-China during 4Q22 and expects the position will continue into 1H23.

Portfolio Review

In the past year, the portfolio delivered a return of -17.86% compared to the benchmark, the MSCI Emerging Markets Small Mid Index, which returned -24.15% and the MSCI Emerging Market Index which declined 31.03%. The relative outperformance was driven by stock selection with a modest offset from allocation effect. The best performing countries (total effect) were India, the US (driven by one energy company), Taiwan, China, and Brazil. Offsetting this was negative contribution from Turkey (no exposure), Saudi Arabia (underweight), Philippines, and Germany.

On a sector basis, the top performers for the fund were Information Technology, Health Care, Real Estate, and Energy. The primary underperforming sectors for the fund were Consumer Discretionary, Utilities, and Materials.

Outlook

In general, we continue to focus the teams research efforts on our Undervalued Earnings Growth companies that have been indiscriminately sold off during the recent market drawdown. We have also found several interesting Undervalued Asset companies within the consumer staples sector that have strong track records of stable and resilient demand for their products, leading market positions, and strong pricing power.

The concerns and macro themes discussed during the last two quarters remain relevant today and we do not yet see an inflection point in global economic activity in the foreseeable future. That said, we have strong conviction in the asymmetric payoffs of the names that we are adding to the portfolios on a medium-term, multi-year time horizon. The widely diverging country, sector, and security level performance suggests that it should be a prosperous environment for active managers with a deep understanding and experience in the asset class. In the medium term, supply chain shortages and bottlenecks are likely to normalize driven by better availability and lower economic activity. In the US, headline inflation is likely to peak and a Fed Pivot will become within sight, something that should help reverse the upward trend of the US dollar and be supportive for emerging markets in general. We are starting to see this play out during the later part of 2022. Some policy green shoots in China are starting to be announced and with depressed valuation and sentiment for the market we see material upside on a multi-year time horizon.

On average, our updated valuation models suggest that our three year upside exceeds our underwriting target of 50%. This is geographically spread across nearly all our markets. This leaves us very excited for the idiosyncratic portfolio opportunities looking into 2023.

Thank you for your support. Please do not hesitate to reach out to us if you have any questions.

Kind regards,

Vaughan Nelson International Team

The views in this letter were as of 10/31/22 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

Natixis Distribution, LLC (fund distributor) and Vaughan Nelson are affiliated.

Natixis Distribution, LLC (Member FINRA/SIPC) is a limited purpose broker-dealer and the distributor of various registered investment companies for which advisory services are provided by affiliates of Natixis Investment Managers.

1 The U.S. Dollar Index (DXY) is an index (or measure) of the value of the United States dollar relative to a basket of foreign currencies, often referred to as a basket of U.S. trade partners' currencies.

Vaughan Nelson Emerging Markets Opportunities Fund

FUND PERFORMANCE at October 31, 2022 (Unaudited)

This graph compares a hypothetical $100,000 investment in the Fund’s Institutional Class shares, made at its inception, with a similar investment in the MSCI Emerging Markets SMID Cap Index. The performance graph above is shown for the Fund’s Institutional Class shares; Investor Class shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The MSCI Emerging Markets SMID Cap Index captures mid and small cap representation across 26 Emerging Markets counties. This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of October 31, 2022	1 Year	5 Years	Since Inception	Inception Date
Vaughan Nelson Emerging Markets Opportunities Fund – Institutional Class	-17.86%	-2.16%	0.59%	11/01/13
Vaughan Nelson Emerging Markets Opportunities Fund – Investor Class*	-18.10%	-2.42%	0.33%	12/02/19
MSCI Emerging Markets SMID Cap Index	-24.15%	-0.52%	1.32%	11/01/13

*	Investor Class shares were first offered on December 2, 2019. The performance figures for Investor Class shares include the performance for the Institutional Class shares for the period prior to December 2, 2019, adjusted for Investor Class shares’ expenses, which are higher than the expenses of Institutional Class shares.

The performance data quoted here represents past performance. Past performance is not a guarantee of future results. Investment return and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 660-6610.

Gross and net expense ratios for Investor Class shares were 2.29% and 1.35%, respectively, and for Institutional Class shares were 2.04% and 1.10%, respectively, which were the amounts stated in the current prospectus dated March 1, 2022. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.35% and 1.10% of the average daily net assets of the Investor Class shares and Institutional Class shares, respectively. This agreement is in effect until February 28, 2023, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower.

Vaughan Nelson Emerging Markets Opportunities Fund

FUND PERFORMANCE at October 31, 2022 (Unaudited) - Continued

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Vaughan Nelson Emerging Markets Opportunities Fund

SCHEDULE OF INVESTMENTS

As of October 31, 2022

Number of Shares		Value
	COMMON STOCKS — 97.2%
	BRAZIL — 8.3%
36,658	Ambipar Participacoes e Empreendimentos S/A	$221,914
69,005	Banco ABC Brasil S.A.	275,993
118,041	Cury Construtora e Incorporadora S.A.	284,734
105,377	GPS Participacoes e Empreendimentos S.A. [1]	281,930
32,430	Hypera S.A.	318,995
45,932	Intelbras S.A. Industria de Telecomunicacao Eletronica Brasileira	324,738
40,251	SLC Agricola S.A.	358,055
93,796	Vamos Locacao de Caminhoes Maquinas e Equipamentos S.A.	292,710
		2,359,069
	CANADA — 1.0%
29,821	Fairfax India Holdings Corp. *,1	280,616
	CHINA — 8.9%
8,367	Autohome, Inc. - ADR	218,546
271,817	China Yongda Automobiles Services Holdings Ltd.	121,920
169,192	ENN Natural Gas Co., Ltd. - Class A	360,434
354,900	Focus Media Information Technology Co., Ltd. - Class A	218,388
132,685	Haitian International Holdings Ltd.	265,656
84,095	Longshine Technology Group Co., Ltd. - Class A	297,494
249,080	Tingyi Cayman Islands Holding Corp.	389,335
67,950	Tongcheng Travel Holdings Ltd. *	106,064
258,040	Topsports International Holdings Ltd. [1]	130,113
264,640	Yadea Group Holdings Ltd. [1]	404,072
		2,512,022
	COLOMBIA — 1.3%
24,100	Geopark Ltd.	356,198
	GERMANY — 0.7%
2,065	Nagarro S.E. *	205,430
	HONG KONG — 2.8%
75,858	China Mengniu Dairy Co., Ltd. *	242,831
147,435	ESR Group Ltd. [1]	251,427
572,974	WH Group Ltd. [1]	289,359
		783,617
	INDIA — 18.8%
106,866	Aegis Logistics Ltd.	401,690
106,046	Aster DM Healthcare Ltd. *,1	316,984
44,075	Cholamandalam Financial Holdings Ltd.	334,327
62,653	City Union Bank Ltd.	140,780
29,125	Cyient Ltd.	263,924
100,119	EPL Ltd.	186,009
265,449	Federal Bank Ltd.	422,157

Vaughan Nelson Emerging Markets Opportunities Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2022

Number of Shares		Value
	COMMON STOCKS (Continued)
	INDIA (Continued)
206,067	India Grid Trust [1]	$358,599
14,334	KEI Industries Ltd.	279,962
22,844	Mahindra & Mahindra Ltd.	372,838
48,071	Quess Corp. Ltd. [1]	321,143
163,255	Redington Ltd.	269,694
77,895	SIS Ltd. *	394,074
57,540	Sobha Ltd.	436,559
50,684	UPL Ltd.	447,445
4,395	WNS Holdings Ltd. - ADR *	378,322
		5,324,507
	INDONESIA — 4.7%
5,692,860	Metrodata Electronics Tbk P.T.	213,517
5,446,057	Mitra Adiperkasa Tbk P.T. *	420,740
12,569,143	Pakuwon Jati Tbk P.T.	353,148
168,889	United Tractors Tbk P.T.	349,353
		1,336,758
	LUXEMBOURG — 1.7%
7,315	Befesa S.A. 1	254,065
94,310	L'Occitane International S.A.	231,550
		485,615
	MEXICO — 4.3%
167,745	Corp Inmobiliaria Vesta S.A.B. de C.V.	364,564
376,972	Genomma Lab Internacional S.A.B. de C.V. - Class B	290,535
210,991	GMexico Transportes S.A.B. de C.V. [1]	392,526
152,455	Grupo Traxion S.A.B. de C.V. *,1	178,209
		1,225,834
	NETHERLANDS — 1.0%
7,425	OCI N.V. *	283,988
	PHILIPPINES — 2.1%
69,156	ACEN Corp.	7,520
26,942	Ayala Corp.	312,657
514,374	Puregold Price Club, Inc.	266,890
		587,067
	POLAND — 2.1%
4,595	Dino Polska S.A. *,1	299,926
12,752	LiveChat Software S.A.	296,490
		596,416

Vaughan Nelson Emerging Markets Opportunities Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2022

Number of Shares		Value
	COMMON STOCKS (Continued)
	SINGAPORE — 0.8%
9,470	Karooooo Ltd.	$231,163
	SOUTH AFRICA — 5.2%
375,610	Advtech Ltd.	363,979
20,451	Bid Corp. Ltd.	329,063
35,892	Bidvest Group Ltd.	415,179
161,735	DataTec Ltd.	363,682
		1,471,903
	SOUTH KOREA — 11.3%
23,605	Cheil Worldwide, Inc.	404,479
14,121	Doosan Bobcat, Inc.	331,405
12,397	Duk San Neolux Co., Ltd. *	332,984
12,970	Fila Holdings Corp.	297,049
2,739	Hansol Chemical Co., Ltd.	355,746
28,385	NICE Information Service Co., Ltd.	258,453
4,324	Osstem Implant Co., Ltd.	321,978
3,592	Samsung Electro-Mechanics Co., Ltd.	304,212
11,519	SaraminHR Co., Ltd.	259,303
12,935	SFA Engineering Corp.	345,831
		3,211,440
	TAIWAN — 12.2%
81,200	Chroma ATE, Inc.	443,322
56,057	Elite Material Co., Ltd.	253,565
81,310	Ennoconn Corp.	464,927
28,906	King Slide Works Co., Ltd.	375,069
285,590	King Yuan Electronics Co., Ltd.	288,951
176,786	Lite-On Technology Corp.	350,077
16,634	Lotes Co., Ltd.	399,198
16,601	Wiwynn Corp.	371,891
152,380	Zhen Ding Technology Holding Ltd.	499,398
		3,446,398
	THAILAND — 1.9%
5,194,078	WHA Corp. PCL	537,899
	UNITED ARAB EMIRATES — 2.9%
286,883	Emaar Properties PJSC	473,574
93,558	Network International Holdings PLC *,1	348,697
		822,271
	UNITED KINGDOM — 2.5%
289,867	Helios Towers PLC *	416,484

Vaughan Nelson Emerging Markets Opportunities Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2022

Number of Shares		Value
	COMMON STOCKS (Continued)
	UNITED KINGDOM (Continued)
16,485	Mondi PLC	$281,621
		698,105
	UNITED STATES — 2.7%
45,115	Kosmos Energy Ltd. *	292,796
215,595	Samsonite International S.A. *,1	463,193
		755,989
	Total Common Stocks
	(Cost $28,926,166)	27,512,305

Principal Amount
	SHORT-TERM INVESTMENTS — 2.1%
$579,410	UMB Money Market Fiduciary, 0.01%[2]	579,410
	Total Short-Term Investments
	(Cost $579,410)	579,410
	TOTAL INVESTMENTS — 99.3%
	(Cost $29,505,576)	28,091,715
	Other Assets in Excess of Liabilities — 0.7%	210,115
	TOTAL NET ASSETS — 100.0%	$28,301,830

ADR – American Depository Receipt
PCL – Public Company Limited
PJSC – Public Joint Stock Company
PLC – Public Limited Company

*	Non-income producing security.
[1]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $4,570,859, which represents 16.15% of total net assets of the Fund.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Vaughan Nelson Emerging Markets Opportunities Fund

SUMMARY OF INVESTMENTS

As of October 31, 2022

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Industrial Services	13.1%
Tech Hardware & Semiconductors	12.7%
Industrial Products	10.6%
Real Estate	8.1%
Consumer Discretionary Products	7.4%
Materials	6.7%
Software & Tech Services	6.1%
Consumer Staple Products	5.3%
Media	5.3%
Health Care	4.4%
Retail & Wholesale - Discretionary	4.0%
Oil & Gas	3.7%
Retail & Wholesale - Staples	3.2%
Banking	3.0%
Utilities	1.3%
Consumer Discretionary Services	1.3%
Financial Services	1.0%
Total Common Stocks	97.2%
Short-Term Investments	2.1%
Total Investments	99.3%
Other Assets in Excess of Liabilities	0.7%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Vaughan Nelson International Small Cap Fund

Dear Shareholder,

Throughout 2022, the International Small Cap asset class has been challenged as equity markets deal with rising and elevated inflation, decelerating economic growth, tightening financial conditions, and exceptional US dollar strength. The strong U.S. dollar accelerated the exportation of U.S. inflation to the rest of the world, forcing nearly all global central banks to follow the U.S. Federal Reserve in raising interest rates. Tighter financial conditions forced global equity and fixed income markets to reduce investment positions and leverage, driving nearly all asset classes lower.

The effects of economic deceleration and a weaker consumer are visible and will sharpen in the 1st half of 2023. We identify risks in Europe, with geopolitical concerns tilting toward the downside, where a multi-decade spike in inflation meets the end of a multi-decade slide in interest rates and the withdrawal of more than a decade of central bank stimulus.

The aforementioned downside is not referring to extreme tail cases of a confrontation between Russia and some NATO member, or the use of a nuclear weapon necessarily. It is a reference to accidents like those triggered by the Mini-Budget in the UK, or a sabotage in the energy or natural gas networks in Western Europe. These types of incidents are enough to make a bad situation worse and to delay the recovery in economic activity and market sentiment.

Market & Portfolio Overview

The strong USD materially affected International Small Caps. Investors moved to the traditional safe heaven nature of the USD during periods of high volatility coupled with the differential in nominal interest rates and the fact that the epicenter of geopolitical tension is geographically located in Europe currently.

Consensus shifted in the second half of 2022 to an unavoidable recession. The IMF is forecasting negative GDP in Germany and Italy for 2023 with overall Eurozone GDP growth of just 0.5% in 2023 and 0.3% in the UK. We find this is useful to drive prices of stocks, particularly economically sensitive ones, to levels that are attractive in many cases even assuming very harsh scenarios over the next year. Along the same lines, natural resource-related stocks that performed very well during the 1H22, have rolled over among expectations of weaker demand. This does not mean, however, that we are at a capitulation point yet.

Portfolio Review

In the past year, the portfolio delivered a return of -32.67% compared to the benchmark, the MSCI EAFE Small Cap Index, which returned -30.28%. The portfolio underperformed its benchmark primarily driven by poor allocation as we came into the year overweight to Europe and UK while being underweight to Japan and Australia. These were material underperformers vs the benchmark with Germany down 40%, the UK down 38%, and France down 35%.

The best performing countries (total effect) were the United Kingdom (driven by selection effect), France, Sweden, and Norway. Offsetting this was negative contribution from Germany, Japan, Singapore, and Denmark.

On a sector basis, the top performers for the fund were Industrials, Health Care, and Consumer Staples. The primary underperforming sectors for the fund were Financials, Energy, and Information Technology.

Outlook

From a geographical standpoint, during 2H22 we materially reduced our overweight in the UK and the Eurozone at the same time moved to an overweight position in Japan. Our biggest underweight remains Australia at ~600bps and the biggest overweight the Eurozone at ~500bps.

We have analyzed and identified companies we would like to own when we pivot to a more constructive outlook in relation to macro/geopolitical situations. The asset class opportunity set, assuming a normalization in those conditions, is incredibly strong. We would not be surprised to see initial positive returns driven by currency rather than price movement, however, in a reversal of the past 12 months. The Vaughan Nelson investment approach, with its macro awareness and deep fundamental research, coupled with valuation discipline, allows us to navigate well the fluid market conditions and identify attractive investment opportunities that meet our targeted return objective.

Thank you for your support. Please do not hesitate to reach out to us if you have any questions.

Kind regards,

Vaughan Nelson International Team

The views in this letter were as of 10/31/22 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

Natixis Distribution, LLC (fund distributor) and Vaughan Nelson are affiliated.

Natixis Distribution, LLC (Member FINRA/SIPC) is a limited purpose broker-dealer and the distributor of various registered investment companies for which advisory services are provided by affiliates of Natixis Investment Managers.

[1]	The U.S. Dollar Index (DXY) is an index (or measure) of the value of the United States dollar relative to a basket of foreign currencies, often referred to as a basket of U.S. trade partners' currencies.

Vaughan Nelson International Small Cap Fund

FUND PERFORMANCE at October 31, 2022 (Unaudited)

This graph compares a hypothetical $100,000 investment in the Fund’s Institutional Class shares with a similar investment in the MSCI EAFE Small Cap Index during the periods shown. The performance graph above is shown for the Fund’s Institutional Class shares, Investor Class shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The MSCI EAFE Small Cap Index is a free float-adjusted market capitalization index that is designed to measure small capitalization equity performance of developed markets, excluding the U.S. and Canada. This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of October 31, 2022	1 Year	5 Years	10 Years
Vaughan Nelson International Small Cap Fund – Institutional Class*	-32.67%	-0.48%	4.74%
Vaughan Nelson International Small Cap Fund – Investor Class**	-32.88%	-0.75%	4.47%
MSCI EAFE Small Cap Index	-30.28%	-1.30%	5.62%

*	Effective February 10, 2020, the Fund converted its existing Advisor Class shares to Institutional Class shares and the Advisor Class was then terminated. The Advisor Class shares (which were previously designated as Investor Class shares) were first offered on March 31, 2010. Institutional Class shares (which were previously designated as Class I shares) were first offered on December 31, 2013. The performance figures for Institutional Class shares include the performance for the Advisor Class shares for the period prior to December 31, 2013.
**	Investor Class shares were first offered on December 2, 2019. The performance figures for Investor Class shares include the performance for the Institutional Class shares for the period prior to December 2, 2019, adjusted for Investor Class shares’ expenses, which are higher than the expenses of Institutional Class shares.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 660-6610.

Vaughan Nelson International Small Cap Fund

FUND PERFORMANCE at October 31, 2022 (Unaudited) - Continued

Gross and net expense ratios for the Investor Class shares were 2.21% and 1.24%, and for Institutional Class shares were 1.96% and 0.99%, respectively, which were the amounts stated in the current prospectus dated March 1, 2022. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total fund operating expenses do not exceed 1.24% and 0.99% of the average daily net assets of the Investor Class shares and Institutional Class shares, respectively. This agreement is in effect until February 28, 2023, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the reflection of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Vaughan Nelson International Small Cap Fund

SCHEDULE OF INVESTMENTS

As of October 31, 2022

Number of Shares		Value
	COMMON STOCKS — 94.3%
	AUSTRALIA — 5.0%
55,678	ALS Ltd.	$407,275
102,366	Bapcor Ltd.	432,859
212,268	Orora Ltd.	411,895
137,610	Steadfast Group Ltd.	445,811
		1,697,840
	BELGIUM — 1.5%
3,159	D'ieteren Group	525,741
	CHINA — 1.4%
312,425	Tingyi Cayman Islands Holding Corp.	488,349
	DENMARK — 2.0%
9,361	Demant A/S *	255,623
7,535	Netcompany Group A/S *,1	258,334
3,255	Pandora A/S	171,225
		685,182
	FINLAND — 1.6%
48,010	Metso Outotec Oyj	364,347
7,428	Valmet Oyj	168,935
		533,282
	FRANCE — 5.6%
3,853	Alten S.A.	450,143
6,545	Eurazeo S.E.	373,489
3,865	Seche Environnement S.A.	328,481
3,775	Sopra Steria Group SACA	499,663
9,836	Tikehau Capital SCA	238,966
		1,890,742
	GERMANY — 5.8%
12,517	CANCOM S.E.	309,315
6,311	Dermapharm Holding S.E.	239,944
19,145	Hensoldt A.G.	449,804
18,216	Jenoptik A.G.	399,346
3,270	Nagarro S.E. *	325,306
33,721	PATRIZIA S.E.	247,494
		1,971,209
	INDIA — 1.3%
5,135	WNS Holdings Ltd. - ADR *	442,021
	IRELAND — 2.7%
22,260	Glanbia PLC	257,084
8,196	Smurfit Kappa Group PLC	271,310

Vaughan Nelson International Small Cap Fund
SCHEDULE OF INVESTMENTS – Continued

As of October 31, 2022

Number of Shares		Value
	COMMON STOCKS (Continued)
	IRELAND (Continued)
113,525	Uniphar PLC *	$392,665
		921,059
	JAPAN — 33.8%
99,160	Anicom Holdings, Inc.	396,185
32,290	ASKUL Corp.	337,227
18,980	BML, Inc.	429,052
6,619	Fuji Electric Co., Ltd.	255,923
22,229	FULLCAST Holdings Co., Ltd.	444,619
51,180	G-7 Holdings, Inc.	490,022
31,420	Internet Initiative Japan, Inc.	493,182
15,600	JCU Corp.	295,018
25,263	JSB Co., Ltd.	654,265
20,160	Kaga Electronics Co., Ltd.	597,478
25,120	Kato Sangyo Co., Ltd.	587,115
30,170	Nakanishi, Inc.	550,483
27,869	Noritsu Koki Co., Ltd.	501,708
18,100	Okinawa Cellular Telephone Co.	342,281
60,031	Pole To Win Holdings, Inc.	381,944
117,630	Prestige International, Inc.	568,166
24,700	Raito Kogyo Co., Ltd.	336,946
19,170	Roland DG Corp.	410,906
57,563	Sanwa Holdings Corp.	495,854
30,896	Ship Healthcare Holdings, Inc.	592,551
17,557	Takeuchi Manufacturing Co., Ltd.	354,072
26,410	TKC Corp.	674,167
8,185	Tokyo Seimitsu Co., Ltd.	246,160
26,620	Usen-Next Holdings Co., Ltd.	407,858
19,687	Zenkoku Hosho Co., Ltd.	649,610
		11,492,792
	JERSEY — 1.2%
51,191	JTC PLC [1]	411,882
	LUXEMBOURG — 3.0%
8,773	Befesa S.A. [1]	304,703
18,970	Majorel Group Luxembourg S.A.	388,061
7,636	Shurgard Self Storage S.A.	332,476
		1,025,240
	NETHERLANDS — 0.9%
7,993	OCI N.V. *	305,713
	NORWAY — 5.6%
8,330	Aker A.S.A. - Class A	587,793

Vaughan Nelson International Small Cap Fund
SCHEDULE OF INVESTMENTS – Continued

As of October 31, 2022

Number of Shares		Value
	COMMON STOCKS (Continued)
	NORWAY (Continued)
54,328	Atea A.S.A. *	$604,533
52,131	Austevoll Seafood A.S.A.	386,290
114,200	Self Storage Group A.S.A. *	309,771
		1,888,387
	SOUTH KOREA — 0.9%
3,950	Osstem Implant Co., Ltd.	294,129
	SPAIN — 4.0%
29,693	Applus Services S.A.	175,338
38,198	Ebro Foods S.A.	595,623
9,726	Viscofan S.A.	579,148
		1,350,109
	SWEDEN — 1.3%
37,509	Dometic Group A.B. [1]	214,757
34,481	Granges A.B.	233,013
		447,770
	SWITZERLAND — 0.7%
37,217	OC Oerlikon Corp. A.G.	240,376
	UNITED KINGDOM — 15.1%
15,623	Computacenter PLC	324,152
18,175	CVS Group PLC	392,863
138,185	Essentra PLC	355,747
44,588	Inchcape PLC	380,374
201,945	Kin & Carta PLC *	499,027
272,698	Learning Technologies Group PLC	336,494
113,873	Marlowe PLC *	1,044,706
102,138	Pets at Home Group Plc	337,711
132,980	QinetiQ Group PLC	548,116
43,032	Renewi PLC *	260,696
92,531	Restore PLC	381,245
17,668	VIDENDUM PLC	260,236
		5,121,367
	UNITED STATES — 0.9%
216,848	Diversified Energy Co. PLC	312,838
	Total Common Stocks
	(Cost $38,484,735)	32,046,028

Vaughan Nelson International Small Cap Fund

SCHEDULE OF INVESTMENTS – Continued

As of October 31, 2022

Principal Amount		Value
	SHORT-TERM INVESTMENTS — 4.6%
$1,555,480	UMB Money Market Fiduciary, 0.01%[2]	$1,555,480
	Total Short-Term Investments
	(Cost $1,555,480)	1,555,480

	TOTAL INVESTMENTS — 98.9%
	(Cost $40,040,215)	33,601,508

	Other Assets in Excess of Liabilities — 1.1%	375,485
	TOTAL NET ASSETS — 100.0%	$33,976,993

ADR – American Depository Receipt
PLC – Public Limited Company

*	Non-income producing security.
[1]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $1,189,676, which represents 3.50% of total net assets of the Fund.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Vaughan Nelson International Small Cap Fund

SUMMARY OF INVESTMENTS
As of October 31, 2022

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Software & Tech Services	20.0%
Industrial Services	12.0%
Health Care	9.3%
Materials	7.9%
Tech Hardware & Semiconductors	7.7%
Retail & Wholesale - Discretionary	6.4%
Consumer Staple Products	5.1%
Financial Services	4.7%
Industrial Products	4.1%
Media	3.8%
Real Estate	3.6%
Retail & Wholesale - Staples	3.2%
Insurance	2.5%
Consumer Discretionary Products	2.1%
Telecommunications	1.0%
Oil & Gas	0.9%
Total Common Stocks	94.3%
Short-Term Investments	4.6%
Total Investments	98.9%
Other Assets in Excess of Liabilities	1.1%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Vaughan Nelson Funds

STATEMENTS OF ASSETS AND LIABILITIES

As of October 31, 2022

	Emerging Markets Opportunities Fund	International Small Cap Fund
Assets:
Investments, at cost	$29,505,576	$40,040,215
Foreign currency, at cost	140,210	46,473
Investments, at value	$28,091,715	$33,601,508
Foreign currency, at value	139,115	46,532
Receivables:
Investment securities sold	375,620	277,528
Fund shares sold	74,555	2,604
Dividends and interest	14,496	171,774
Due from Advisor	6,119	-
Non-U.S. Tax Reimbursements	8,088	-
Prepaid expenses	15,945	7,421
Total assets	28,725,653	34,107,367

Liabilities:
Payables:
Investment securities purchased	234,227	56,584
Fund shares redeemed	-	7,317
Advisory fees	-	3,239
Shareholder servicing fees (Note 7)	5,542	2,281
Distribution fees (Note 8)	21	15
Fund administration fees	19,836	13,654
Transfer agent fees and expenses	3,128	3,202
Custody fees	7,144	6,905
Non-U.S. Taxes	116,891	-
Auditing fees	18,801	18,884
Trustees' deferred compensation (Note 3)	6,810	6,813
Shareholder reporting fees	4,372	5,321
Legal fees	3,750	2,147
Trustees' fees and expenses	1,472	928
Chief Compliance Officer fees	449	1,271
Accrued other expenses	1,380	1,813
Total liabilities	423,823	130,374
Net Assets	$28,301,830	$33,976,993

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$32,851,258	$51,275,073
Total accumulated deficit	(4,549,428)	(17,298,080)
Net Assets	$28,301,830	$33,976,993

Maximum Offering Price per Share:
Institutional Class
Net assets applicable to shares outstanding	$28,299,192	$33,946,076
Shares of beneficial interest issued and outstanding	3,260,220	2,848,367
Net asset value per share	$8.68	$11.92
Investor Class
Net assets applicable to shares outstanding	$2,638	$30,917
Shares of beneficial interest issued and outstanding	304	2,603
Net asset value per share	$8.68	$11.88

See accompanying Notes to Financial Statements.

Vaughan Nelson Funds

STATEMENTS OF OPERATIONS

For the Year Ended October 31, 2022

	Emerging Markets Opportunities Fund	International Small Cap Fund
Investment income:
Dividends (net of foreign withholding taxes of $107,499 and $96,997, respectively)	$809,126	$979,516
Interest	78	228
Total investment income	809,204	979,744

Expenses:
Advisory fees	280,269	360,621
Shareholder servicing fees (Note 7)	31,516	28,051
Distribution fees (Note 8)	7	70
Fund administration fees	110,528	105,449
Transfer agent fees and expenses	18,075	19,126
Custody fees	76,949	42,073
Registration fees	36,000	32,000
Auditing fees	18,801	18,801
Legal fees	14,001	5,001
Chief Compliance Officer fees	9,851	9,851
Miscellaneous	8,001	8,556
Shareholder reporting fees	7,501	8,001
Trustees' fees and expenses	5,001	3,001
Insurance fees	3,361	3,146
Total expenses	619,861	643,747
Advisory fees waived	(280,269)	(223,732)
Other expenses absorbed	(15,103)	-
Net expenses	324,489	420,015
Net investment income	484,715	559,729

Realized and Unrealized Loss:
Net realized loss on:
Investments	(332,529)	(6,323,391)
Foreign currency transactions	(42,920)	(36,340)
Deferred non-US taxes	(120,689)	-
Net realized loss	(496,138)	(6,359,731)
Net change in unrealized appreciation/depreciation on:
Investments	(5,763,434)	(11,618,459)
Foreign currency translations	(1,046)	(15,270)
Deferred non-US taxes	101,140	-
Net change in unrealized appreciation/depreciation	(5,663,340)	(11,633,729)
Net realized and unrealized loss	(6,159,478)	(17,993,460)

Net Decrease in Net Assets from Operations	$(5,674,763)	$(17,433,731)

See accompanying Notes to Financial Statements.

Vaughan Nelson Emerging Markets Opportunities Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$484,715	$581,653
Net realized gain (loss) on investments, foreign currency transactions and deferred non-US taxes	(496,138)	3,563,572
Net change in unrealized appreciation/depreciation on investments, foreign currency translations and deferred non-US taxes	(5,663,340)	2,953,494
Net increase (decrease) in net assets resulting from operations	(5,674,763)	7,098,719

Distributions to Shareholders:
Distributions:
Institutional Class	(469,041)	(421,203)
Investor Class	(39)	(35)
Total distributions to shareholders	(469,080)	(421,238)

Capital Transactions:
Net proceeds from shares sold:
Institutional Class	5,412,317	4,386,135
Reinvestment of distributions:
Institutional Class	466,752	412,282
Investor Class	39	35
Cost of shares redeemed:
Institutional Class	(3,661,566)	(2,766,550)
Net increase in net assets from capital transactions	2,217,542	2,031,902

Total increase (decrease) in net assets	(3,926,301)	8,709,383

Net Assets:
Beginning of period	32,228,131	23,518,748
End of period	$28,301,830	$32,228,131
Capital Share Transactions:
Shares sold:
Institutional Class	573,489	412,647
Shares reinvested:
Institutional Class	44,751	43,171
Investor Class	4	4
Shares redeemed:
Institutional Class	(360,808)	(262,709)
Net increase in capital share transactions	257,436	193,113

See accompanying Notes to Financial Statements.

Vaughan Nelson International Small Cap Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$559,729	$298,931
Net realized gain (loss) on investments and foreign currency transactions	(6,359,731)	2,646,362
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(11,633,729)	4,843,033
Net increase (decrease) in net assets resulting from operations	(17,433,731)	7,788,326

Distributions to Shareholders:
Distributions:
Institutional Class	(383,458)	(188,704)
Investor Class	(253)	(13)
Total distributions to shareholders	(383,711)	(188,717)

Capital Transactions:
Net proceeds from shares sold:
Institutional Class	32,969,536	15,585,574
Investor Class	12,015	26,771
Reinvestment of distributions:
Institutional Class	371,747	179,457
Investor Class	254	13
Cost of shares redeemed:
Institutional Class	(21,609,097)	(1,303,109)
Investor Class	(255)	(136)
Net increase in net assets from capital transactions	11,744,200	14,488,570

Total increase (decrease) in net assets	(6,073,242)	22,088,179

Net Assets:
Beginning of period	40,050,235	17,962,056
End of period	$33,976,993	$40,050,235
Capital Share Transactions:
Shares sold:
Institutional Class	2,058,153	926,739
Investor Class	873	1,549
Shares reinvested:
Institutional Class	21,778	11,668
Investor Class	15	1
Shares redeemed:
Institutional Class	(1,469,670)	(78,471)
Investor Class	(18)	(8)
Net increase in capital share transactions	611,131	861,478

See accompanying Notes to Financial Statements.

Vaughan Nelson Emerging Markets Opportunities Fund

FINANCIAL HIGHLIGHTS

Institutional Class*

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended October 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$10.73	$8.37	$8.75	$8.84	$10.74
Income from Investment Operations:
Net investment income[1]	0.16	0.20	0.15	0.17	0.12
Net realized and unrealized gain (loss)	(2.05)	2.31	(0.27)	(0.13)	(1.69)
Total from investment operations	(1.89)	2.51	(0.12)	0.04	(1.57)
Less Distributions:
From net investment income	(0.16)	(0.15)	(0.26)	(0.13)	(0.33)
From net realized gain	-	-	-	-	-
Total distributions	(0.16)	(0.15)	(0.26)	(0.13)	(0.33)
Redemption fee proceeds[2]	-	-	-	- [3]	- [3]
Net asset value, end of period	$8.68	$10.73	$8.37	$8.75	$8.84
Total return[4]	(17.86)%	30.19%	(1.60)%	0.48%	(15.20)%
Ratios and Supplemental Data:
Net assets, end of period (millions)	$28.3	$32.2	$23.5	$23.7	$26.8
Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.10%	2.04%	2.40%	1.64%	1.87%
After fees waived and expenses absorbed	1.10%	1.35%	1.35%	1.35%	1.35%
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	0.64%	1.19%	0.78%	1.59%	0.62%
After fees waived and expenses absorbed	1.64%	1.88%	1.83%	1.88%	1.14%
Portfolio turnover rate	68%	65%	62%	48%	69%

*	Shares were re-designated into Institutional Class shares on October 1, 2019.
[1]	Based on average shares method.
[2]	Based on average shares method. Effective October 1, 2019, the Fund no longer imposes a Redemption fee.
[3]	Amount represents less than $0.01 per share.
[4]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying Notes to Financial Statements.

Vaughan Nelson Emerging Markets Opportunities Fund

FINANCIAL HIGHLIGHTS

Investor Class

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended October 31,		For the Period December 2, 2019* through
	2022	2021	October 31, 2020
Net asset value, beginning of period	$10.73	$8.36	$8.66
Income from Investment Operations:
Net investment income[1]	0.14	0.17	0.13
Net realized and unrealized gain (loss)	(2.06)	2.32	(0.19)
Total from investment operations	(1.92)	2.49	(0.06)
Less Distributions:
From net investment income	(0.13)	(0.12)	(0.24)
Total distributions	(0.13)	(0.12)	(0.24)
Net asset value, end of period	$8.68	$10.73	$8.36
Total return[2]	(18.10)%	29.95%	(0.89)%[3]
Ratios and Supplemental Data:
Net assets, end of period (millions)	$- [4]	$- [4]	$- [4]
Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.35%	2.29%	2.69%[5]
After fees waived and expenses absorbed	1.35%	1.60%	1.60%[5]
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	0.40%	0.95%	0.60%[5]
After fees waived and expenses absorbed	1.40%	1.64%	1.69%[5]
Portfolio turnover rate	68%	65%	62%[3]

*	Commencement of Operations.
[1]	Based on average shares method.
[2]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	Not annualized.
[4]	Amount represents less than $1,000,000.
[5]	Annualized.

See accompanying Notes to Financial Statements.

Vaughan Nelson International Small Cap Fund

FINANCIAL HIGHLIGHTS

Institutional Class*

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended October 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$17.88	$13.03	$12.98	$12.55	$13.72
Income from Investment Operations:
Net investment income[1]	0.19	0.17	0.13	0.19	0.15
Net realized and unrealized gain (loss)	(5.98)	4.81	0.15	0.48	(0.50)
Total from investment operations	(5.79)	4.98	0.28	0.67	(0.35)
Less Distributions:
From net investment income	(0.17)	(0.13)	(0.23)	(0.24)	(0.82)
From net realized gain	-	-	-	-	-
Total distributions	(0.17)	(0.13)	(0.23)	(0.24)	(0.82)
Redemption fee proceeds[2]	-	-	-	- [3]	-
Net increase from payments by affiliates	-	-	-	-	-
Net asset value, end of period	$11.92	$17.88	$13.03	$12.98	$12.55
Total return[4]	(32.67)%	38.39%	2.11%	5.72%	(2.96)%
Ratios and Supplemental Data:
Net assets, end of period (millions)	$33.9	$40.0	$18.0	$4.7	$4.6
Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.52%	1.96%	2.74%	1.94%	1.73%
After fees waived and expenses absorbed	0.99%	1.15%	1.15%	1.15%	1.15%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	0.79%	0.17%	(0.50)%	0.79%	0.49%
After fees waived and expenses absorbed	1.32%	0.98%	1.09%	1.58%	1.07%
Portfolio turnover rate	92%	59%	68%	54%	147%

*	Class I shares were re-designated into Institutional Class shares on October 1, 2019. Advisor Class shares converted into Institutional Class shares on February 10, 2020
[1]	Based on average shares method.
[2]	Based on average shares method. Effective October 1, 2019, the Fund no longer imposes a Redemption fee.
[3]	Amount represents less than $0.01 per share.
[4]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying Notes to Financial Statements.

Vaughan Nelson International Small Cap Fund

FINANCIAL HIGHLIGHTS

Investor Class

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended October 31,		For the Period December 2, 2019* through
	2022	2021	October 31, 2020
Net asset value, beginning of period	$17.85	$12.99	$13.30
Income from Investment Operations:
Net investment income[1]	0.15	0.13	0.08
Net realized and unrealized gain (loss)	(5.97)	4.80		(0.14)
Total from investment operations	(5.82)	4.93		(0.06)
Less Distributions:
From net investment income	(0.15)	(0.07)		(0.25)
Total distributions	(0.15)	(0.07)		(0.25)
Net asset value, end of period	$11.88	$17.85	$12.99
Total return[2]	(32.88)%	38.00%		(0.55)%[3]
Ratios and Supplemental Data:
Net assets, end of period (millions)	$- [4]	$- [4]	$-	[4]
Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.77%	2.21%	2.93	%5
After fees waived and expenses absorbed	1.24%	1.40%	1.40	%5
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	0.54%	(0.08)%		(0.87)%[5]
After fees waived and expenses absorbed	1.07%	0.73%		0.66%[5]
Portfolio turnover rate	92%	59%		68%[3]

*	Commencement of Operations.
[1]	Based on average shares method.
[2]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	Not annualized.
[4]	Amount represents less than $1,000,000.
[5]	Annualized.

See accompanying Notes to Financial Statements.

Vaughan Nelson Funds

NOTES TO FINANCIAL STATEMENTS

October 31, 2022

Note 1 – Organization

Vaughan Nelson Emerging Markets Opportunities Fund (the “Emerging Markets Opportunities Fund”) and Vaughan Nelson International Small Cap Fund (the “International Small Cap Fund”), each a “Fund” and collectively the ‘‘Funds’’) are organized as a series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Vaughan Nelson Funds are diversified funds. The Emerging Markets Opportunities Fund and International Small Cap Fund’s primary investment objective is to provide long-term capital appreciation.

The Emerging Markets Opportunities Fund offers two classes of shares, Institutional Class shares and Investor Class shares. Institutional Class shares commenced operations on November 1, 2013. Investor Class shares commenced operations on December 2, 2019.

The International Small Cap Fund offers two classes of shares, Institutional and Investor. Institutional Class shares commenced operations on December 31, 2013. Advisor Class shares converted into Institutional Class shares on February 10, 2020. The Investor Class shares commenced operations on December 2, 2019.

The shares of each class represent an interest in the same portfolio of investments of the International Small Cap Fund and Emerging Markets Opportunities Fund have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative net assets. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

Each Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale). The Board of Trustees has designated the Advisor as the Fund’s valuation designee (the “Valuation Designee”) to make all fair value determinations with respect to the Fund’s portfolio investments, subject to the Board’s oversight. As the Valuation Designee, the Advisor has adopted and implemented policies and procedures to be followed when the Fund must utilize fair value pricing. Prior to September 8, 2022, security valued at fair value as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee were subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee met as needed. The Valuation Committee was comprised of all the Trustees, but action may had been taken by any one of the Trustees.

Vaughan Nelson Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2022

(b) Preferred Stocks

Preferred stocks are a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment in the event a company is liquidated, although preferred stock is usually subordinate to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.

(c) Exchange Traded Funds (“ETFs”)

ETFs typically trade on securities exchanges and their shares may, at times, trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses. As a result, Fund shareholders indirectly bear their proportionate share of these acquired expenses. Therefore, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in securities. Each ETF in which each Fund invests is subject to specific risks, depending on the nature of the ETF. Each ETF is subject to the risks associated with direct ownership of the securities comprising the index on which the ETF is based. These risks could include liquidity risk, sector risk, and risks associated with fixed-income securities.

(d) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Premiums for callable debt securities are amortized to the earliest call date, if the call price was less than the purchase price. If the call price was not at par and the security was not called, the security is amortized to the next call price and date. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

Vaughan Nelson Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2022

(e) Foreign Currency Translation

The Funds’ records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when the Funds’ NAV is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Funds do not isolate that portion of their net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

(f) Federal Income Taxes

The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Funds’ tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Funds’ current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open years ended October 31, 2019 – 2022, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(g) Distributions to Shareholders

The Funds will make distributions of net investment income and net capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Vaughan Nelson Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2022

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

(h) Illiquid Securities

Pursuant to Rule 22e-4 under the 1940 Act, the Funds have adopted a Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Funds limit their illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Advisor, at any time, determines that the value of illiquid securities held by a Fund exceeds 15% of its net asset value, the Advisor will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Funds’ written LRMP.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Funds, entered into an investment advisory agreement (the “Advisory Agreement”) with Vaughan Nelson Investment Management, L.P. (the “Advisor”). Under the terms of the Agreement, the Funds pay a monthly investment advisory fee to the Advisor at the following annual rates based on the average daily net assets of the Funds:

Emerging Markets Opportunities Fund	0.95%*
International Small Cap Fund	0.85%+

*	Prior to November 1, 2021, annual rate of the investment advisory fee was 1.00%.
+	Prior to November 1, 2021, annual rate of the investment advisory fee was 0.90%.

The Advisor has contractually agreed to waive its fee and/or pay for operating expenses of the Funds to ensure that total annual operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A) professional fees related to services for the collection of foreign tax reclaims, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed the following levels:

Expense Limit as a % of average daily net assets
Emerging Markets Opportunities Fund – Investor Class	1.35%*
Emerging Markets Opportunities Fund – Institutional Class	1.10%*
International Small Cap Fund - Investor Class	1.24%+
International Small Cap Fund – Institutional Class	0.99%+

*	Prior to November 1, 2021, the annual operating expense limit for Emerging Markets Opportunities Fund was 1.60% for Investor Class and 1.35% for Institutional Class.
+	Prior to November 1, 2021, the annual operating expense limit for International Small Cap Fund was 1.40% for Investor Class and 1.15% for Institutional Class.

Vaughan Nelson Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2022

This agreement is in effect until February 28, 2023, and it may be terminated before that date only by the Trust’s Board of Trustees. The Advisor waived its advisory fees and absorbed other expenses for the year ended October 31, 2022 as stated below:

Emerging Markets Opportunities Fund	$295,372
International Small Cap Fund	223,732

The Advisor is permitted to seek reimbursement from each Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. At October 31, 2022, the amount of these potentially recoverable expenses was $743,029 and $731,512, for the Emerging Markets Opportunities Fund and International Small Cap Fund, respectively. The Advisor may recapture all or a portion of the following amounts no later than October 31, of the years stated below:

	Emerging Markets Opportunities Fund	International Small Cap Fund
2023	233,951	261,332
2024	213,706	246,448
2025	295,372	223,732
Total	$743,029	$731,512

UMB Fund Services, Inc. (“UMBFS”) serves as the Funds’ fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Funds’ other co-administrator. UMB Bank, N.A., an affiliate of UMBFS, serves as the Funds’ custodian. The Funds’ allocated fees incurred for fund accounting, fund administration, transfer agency and custody services for the year ended October 31, 2022, are reported on the Statements of Operations.

Natixis Distribution, LLC. serves as the Funds’ distributor (the “Distributor”). The Distributor does not receive compensation from the Funds for its distribution services; the Advisor pays the Distributor a fee for its distribution-related services.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Funds do not compensate trustees and officers affiliated with the Funds’ co-administrators. For the year ended October 31, 2022, each Fund’s allocated fees paid to Trustees who are not affiliated with the Funds’ co-administrators are reported on the Statements of Operations.

The Funds’ Board of Trustees had adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various fund(s) in the Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Funds’ liability for these amounts is adjusted for market value changes in the invested fund(s) and remains a liability to the Funds until distributed in accordance with the Plan. The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of each Fund and is disclosed in the Statement of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees' fees and expenses in the Statements of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Funds’ allocated fees incurred for CCO services for the year ended October 31, 2022, are reported on the Statements of Operations.

Vaughan Nelson Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2022

Note 4 – Federal Income Taxes

At October 31, 2022, gross unrealized appreciation (depreciation) on investments owned by the Funds, based on cost for federal income tax purposes were as follows:

	Emerging Markets Opportunities Fund	International Small Cap Fund
Cost of investments	$29,807,196	$40,404,411

Gross unrealized appreciation	$2,595,569	$1,031,831
Gross unrealized depreciation	(4,311,050)	(7,834,734)
Net unrealized appreciation/(depreciation) on investments	$(1,715,481)	$(6,802,903)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP required that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended October 31, 2022, permanent differences in book and tax accounting have been reclassified to paid-in-capital and total distributable earnings (deficit) as follows:

	Increase/(Decrease)
	Paid-in Capital	Total Distributable Earnings (Deficit)
Emerging Markets Opportunities Fund	$148	$(148)
International Small Cap Fund	1	(1)

At October 31, 2022, the Funds had capital loss carryforwards, which reduce the Funds’ taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax. Pursuant to the Code, the capital loss carryforwards will expire as follows:

	Not Subject to Expiration
	Short-Term	Long-Term	Total
Emerging Markets Opportunities Fund	$2,350,846	$555,140	$2,905,986
International Small Cap Fund	10,748,427	130,110	10,878,537

Vaughan Nelson Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2022

As of October 31, 2022, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Emerging Markets Opportunities	International Small Cap
	Fund	Fund

Undistributed ordinary income	$190,872	$405,840
Undistributed long-term capital gains	-	-
Tax accumulated earnings	190,872	405,840

Accumulated capital and other losses	(2,905,986)	(10,878,537)
Unrealized appreciation (depreciation) on investments	(1,715,481)	(6,802,903)
Unrealized appreciation (depreciation) on foreign currency translations	(112,023)	(15,667)
Unrealized deferred compensation	(6,810)	(6,813)
Total accumulated earnings (deficit)	$(4,549,428)	$(17,298,080)

The tax character of distributions paid during the fiscal years ended October 31, 2022 and 2021 were as follows:

	Emerging Markets Opportunities Fund		International Small Cap Fund
	2022	2021	2022	2021

Distributions paid from:
Ordinary income	$469,080	$421,238	$383,711	$188,717
Net long-term capital gains	-	-	-	-
Total distributions paid	$469,080	$421,238	$383,711	$188,717

Note 5 – Redemption Fee

Effective October 1, 2019, the redemption fee for the Funds have been removed. Prior to October 1, 2019, the Funds could impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 90 days of purchase.

Note 6 – Investment Transactions

For the year ended October 31, 2022, purchases and sales of investments, excluding short-term investments, were as follows:

	Purchases	Sales
Emerging Markets Opportunities Fund	$21,455,118	$19,526,216
International Small Cap Fund	48,220,890	36,677,320

Note 7 – Shareholder Servicing Plan

The Trust, on behalf of the Emerging Markets Opportunities Fund and International Small Cap Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of average daily net assets attributed to each class shares of the Funds serviced by shareholder servicing agents who provide administrative and support services to their customers.

Vaughan Nelson Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2022

For the year ended October 31, 2022, shareholder servicing fees incurred are disclosed on the Statements of Operations.

Note 8 – Distribution Plan

The Trust, on behalf of the Funds, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act which allows each Fund to pay distribution fees for the sale and distribution of its Investor Class shares. The Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of each Fund’s average daily net assets attributable to Investor Class shares, payable to Natixis Distribution, LLC. Institutional Class shares are not subject to any distribution or administrative service fees under the plan.

For the year ended October 31, 2022, for the Emerging Markets Opportunities Fund and International Small Cap Fund, distribution fees incurred by each Fund’s Investor Class shares are disclosed on the Statements of Operations.

Note 9 – Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Note 10 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of each Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Vaughan Nelson Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2022

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of October 31, 2022, in valuing the Funds’ assets carried at fair value:

Emerging Markets Opportunities Fund	Level 1	Level 2	Level 3*	Total
Investments
Common Stocks
Communications	$515,036	$1,404,718	$-	$1,919,754
Consumer Discretionary	1,371,074	2,537,730	-	3,908,804
Consumer Staples	687,118	1,719,892	-	2,407,010
Energy	648,994	401,691	-	1,050,685
Financials	915,208	1,036,512	-	1,951,720
Health Care	318,995	929,497	-	1,248,492
Industrials	2,067,201	2,945,871	-	5,013,072
Materials	-	2,143,745	-	2,143,745
Real Estate	364,564	1,455,131		1,819,695
Technology	1,282,919	4,398,455	-	5,681,374
Utilities	-	367,954	-	367,954
Total Common Stocks	8,171,109	19,341,196	-	27,512,305
Short-Term Investments	579,410	-	-	579,410
Total Investments	$8,750,519	$19,341,196	$-	$28,091,715

International Small Cap Fund	Level 1	Level 2	Level 3*	Total
Investments
Common Stocks
Communications	$-	$1,249,166	$-	$1,249,166
Consumer Discretionary	1,044,706	3,340,366	-	4,385,072
Consumer Staples	-	2,804,484	-	2,804,484
Energy	312,838	-	-	312,838
Financials	-	4,337,970	-	4,337,970
Health Care	392,665	2,754,645	-	3,147,310
Industrials	638,252	3,564,915	-	4,203,167
Materials	-	2,451,844	-	2,451,844
Real Estate	-	-	-	-
Technology	1,166,576	7,485,893	-	8,652,469
Utilities	-	501,708	-	501,708
Total Common Stocks	3,555,037	28,490,991	-	32,046,028
Short-Term Investments	1,555,480	-	-	1,555,480
Total Investments	$5,110,517	$28,490,991	$-	$33,601,508

*	The Fund did not hold any Level 3 securities at period end.

Vaughan Nelson Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2022

Note 11 – Market Disruption and Geopolitical Risks

Certain local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. Since 2020, the novel strain of coronavirus (COVID-19) has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Following Russia’s large-scale invasion of Ukraine, the President of the United States signed an Executive Order in February 2022 prohibiting U.S. persons from entering transactions with the Central Bank of Russia and Executive Orders in March 2022 prohibiting U.S. persons from importing oil and gas from Russia as well as other popular Russian exports, such as diamonds, seafood and vodka. There may also be restrictions on investments in Chinese companies. For example, the President of the United States of America signed an Executive Order in June 2021 affirming and expanding the U.S. policy prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. Government as “Chinese Military-Industrial Complex Companies.” The list of such companies can change from time to time, and as a result of forced selling or an inability to participate in an investment the Advisor otherwise believes is attractive, the Fund may incur losses. The duration of the coronavirus outbreak and the Russian-Ukraine conflict could adversely affect the Funds’ performance, the performance of the securities in which the Funds invests and may lead to losses on your investment. The ultimate impact of COVID-19 and Russia Invasion on the financial performance of the Funds’ investments is not reasonably estimable at this time. Management is actively monitoring these events.

Note 12- New Accounting Pronouncement

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 will impose limits on the amount of derivatives a Fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Funds have adopted procedures in accordance with Rule 18f-4.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Fund has adopted procedures in accordance with Rule 2a-5.

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (“LIBOR”) quotes by the UK Financial Conduct Authority. The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. In addition, derivative contracts that qualified for hedge accounting prior to modification, will be allowed to continue to receive such treatment, even if critical terms change due to a change in the benchmark interest rate. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020, through December 31, 2022. Management is currently assessing the impact of the ASU’s adoption to the Funds’ financial statements and various filings.

Vaughan Nelson Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2022

Note 13 – Events Subsequent to the Fiscal Period End

The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Funds’ related events and transactions that occurred through the date of issuance of the Funds’ financial statements.

The Funds declared the payment of a distribution to be paid, on December 21, 2022, to shareholders of record on December 20, 2022 as follows:

		Long Term Capital Gain	Short Term Capital Gain	Income
Emerging Markets Opportunities Fund	Institutional Class	$0.00000	$0.00000	$0.10520
Emerging Markets Opportunities Fund	Investor Class	0.00000	0.00000	0.09310
International Small Cap Fund	Institutional Class	0.00000	0.00000	0.17693
International Small Cap Fund	Investor Class	0.00000	0.00000	0.15811

There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds’ financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

Investment Managers Series Trust

and the Shareholders of the Vaughan Nelson Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Vaughan Nelson Emerging Markets Opportunities Fund and Vaughan Nelson International Small Cap Fund (the “Funds”), each a series of Investment Managers Series Trust, including the schedules of investments, as of October 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the periods indicated thereon, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of October 31, 2022, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2007.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

December 30, 2022

Vaughan Nelson Funds

SUPPLEMENTAL INFORMATION (Unaudited)

Corporate Dividends Received Deduction

For the fiscal year ended October 31, 2022, 0.00% and 0.00% of the dividends paid from net investment income qualifies for the dividends received deduction available to corporate shareholders of the Emerging Markets Opportunities Fund and International Small Cap Fund, respectively.

Qualified Dividend Income

Pursuant to Section 854 of the Internal Revenue Code of 1986, the Emerging Markets Opportunities Fund and International Small Cap Fund designate income dividends of 100.00% and 100.00%, respectively, as qualified dividend income paid during the fiscal year ended October 31, 2022.

Foreign Taxes Paid

Pursuant to Section 853 of the Internal Revenue Code of 1986, as amended, the Emerging Markets Opportunities Fund and International Small Cap Fund, designate $411,650 and $487,390, respectively, of income derived from foreign sources and $107,499 and $74,039, respectively, of foreign taxes paid for the fiscal year ended October 31, 2022.

Of the ordinary Income (including short-term capital gain) distributions made for the year ended October 31, 2022, the proportionate share of income derived from foreign sources and foreign taxes paid attributable to one share of stock are:

	Foreign Source Income	Foreign Taxes Paid
Emerging Markets Opportunities Fund	$0.1263	$0.0330
International Small Cap Fund	$0.1710	$0.0260

Trustees and Officers Information

Additional information about the Trustees is included in the Funds’ Statement of Additional Information which is available, without charge, upon request by calling (888) 660-6610. The Trustees and officers of the Funds and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee[e]
Independent Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 – present); Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997 – 2012).	2	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 – present). President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 – 2015).	2	Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).

Vaughan Nelson Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee[e]
Independent Trustees:
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996 – 2014). Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 – 2006). Senior Vice President, Oppenheimer Management Company (1983 – 1996). Chairman, NICSA, an investment management trade association (1993 – 1996).	2	None.
James E. Ross [a] (born 1965) Trustee	Since December 2022	Non-Executive Chairman and Director, Fusion Acquisition Corp. II, a special purpose acquisition company (March 2021 – present); Non-Executive Chairman and Director, Fusion Acquisition Corp., a special purpose acquisition company (June 2020 – September 2021); Executive Vice President, State Street Global Advisors, a global asset management firm (2012 – March 2020); Chairman and Director, SSGA Funds Management, Inc., a registered investment advisor (2005 – March 2020); Chief Executive Officer, Manager and Director, SSGA Funds Distributor, LLC, a broker-dealer (2017 – March 2020).	2	SPDR Series Trust, a registered investment company (includes 125 portfolios); Select Sector SPDR Trust, a registered investment company (includes 11 portfolios); Fusion Acquisition Corp II.
Interested Trustee:
John P. Zader [a]* (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Funds (December 2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	2	Investment Managers Series Trust II, a registered investment company (includes 63 portfolios).

Vaughan Nelson Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee[e]
Interested Trustee:
Maureen Quill ᵃ** (born 1963) Trustee and President	Since June 2019	President, Investment Managers Series Trust (June 2014 – present); EVP/Executive Director Registered Funds (January 2018 – present), Chief Operating Officer (June 2014 – January 2018), and Executive Vice President (January 2007 – June 2014), UMB Fund Services, Inc.; President, UMB Distribution Services (March 2013 – December 2020); Vice President, Investment Managers Series Trust (December 2013 – June 2014).	2	None.
Officers of the Trust:
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – present).	N/A	N/A
Joy Ausili [b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 – March 2016).	N/A	N/A
Diane Drake[b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present); Chief Compliance Officer, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2019).	N/A	N/A

Vaughan Nelson Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee[e]
Officer of the Trust:
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014

Principal, Dziura Compliance Consulting, LLC (October 2014 – present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management (2009 – 2010); Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).

			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.
c	Trustees and officers serve until their successors have been duly elected.
d	The Trust is comprised of 54 series managed by unaffiliated investment advisors. Each Trustee serves as Trustee of each series of the Trust. The term “Fund Complex” applies only to the Fund(s) managed by the same investment advisor. The Fund does not hold itself out as related to any other series within the Trust, for purposes of investment and investor services, nor does it share the same investment advisor with any other series.
e	“Other Directorships Held” includes only directorship of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended (that is, “public companies”) or other investment companies registered under the 1940 Act.
*	Mr. Zader is an “interested person” of the Trust by virtue of the employment of a member of his immediate family with an investment advisor to certain series of the Trust.
**	Ms. Quill is an “interested person” of the Trust by virtue of her position with UMB Fund Services, Inc.

Vaughan Nelson Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Board Consideration of Investment Advisory Agreements (Unaudited)

At an in-person meeting held on September 13-14, 2022, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between the Trust and Vaughan Nelson Investment Management, L.P. (the “Investment Advisor”) with respect to the Vaughan Nelson Emerging Markets Opportunities Fund (the “Emerging Markets Fund”) and the Vaughan Nelson International Small Cap Fund (the “International Small Cap Fund” and together with the Emerging Markets Fund, the “Funds”) series of the Trust for an additional one-year term from when it otherwise would expire. In approving renewal of the Advisory Agreement, the Board, including the Independent Trustees, determined that such renewal was in the best interests of each Fund and its shareholders.

Background

In advance of the meeting, the Board received information about the Funds and the Advisory Agreement from the Investment Advisor and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the Investment Advisor’s organization and financial condition; information regarding the background, experience, and compensation structure of relevant personnel providing services to the Funds; information about the Investment Advisor’s compliance policies and procedures, disaster recovery and contingency planning, and policies with respect to portfolio execution and trading; information regarding the profitability of the Investment Advisor’s overall relationship with the Funds; reports comparing the performance of each Fund with returns of its benchmark index and a group of comparable funds (each a “Peer Group”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”) from Morningstar, Inc.’s relevant fund universe (each a “Fund Universe”) for various periods ended June 30, 2022; and reports comparing the investment advisory fee and total expenses of each Fund with those of its Peer Group and Fund Universe. The Board also received a memorandum from legal counsel to the Trust discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Advisory Agreement. In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings. No representatives of the Investment Advisor were present during the Board’s consideration of the Advisory Agreement, and the Independent Trustees were represented by their legal counsel with respect to the matters considered.

In renewing the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services

The Board considered information included in the meeting materials regarding the performance of each Fund. The materials they reviewed indicated the following:

•	The Emerging Markets Fund’s total return for the one-year period was above the Diversified Emerging Markets Fund Universe median return and the MSCI Emerging Markets SMID Cap Index return, but below the Peer Group median return by 0.38%. The Fund’s annualized total return for the three-year period was above the Fund Universe median return, but below the Peer Group median return by 0.63% and the MSCI Index return by 1.48%. The Fund’s annualized total return for the five-year period was below the Peer Group and Fund Universe median returns and the MSCI Index return by 2.07%, 2.17%, and 3.09%, respectively. The Trustees noted the Investment Advisor’s explanation that the Fund’s style, which tilts toward value, and its underweight allocation to the equity securities of growth and momentum companies, contributed to the Fund’s underperformance compared to its benchmark for the three- and five-year periods. The Trustees also considered the Investment Advisor’s assertion that the Fund’s underperformance over the three- and five-year periods was due in part to poor stock selection in several markets, including Taiwan, Brazil, the United Kingdom, Canada, Mexico, and Hong Kong. The Trustees also noted the Investment Advisor’s explanation that since the portfolio managers had joined the Investment Advisor in 2019, they had been able to utilize the firm’s additional resources in managing the Fund.

Vaughan Nelson Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

•	The International Small Cap Fund’s annualized total return for the five-year period was above the Peer Group and Foreign Small/Mid Blend Fund Universe median returns and the MSCI EAFE Small Cap Index return. For the three-year period, the Fund’s annualized total return was above the Fund Universe median return and the MSCI Index return, but below the Peer Group median return by 0.13%. The Fund’s total return for the one-year period was below the MSCI Index return and the Fund Universe and Peer Group median returns by 2.50%, 3.70%, and 3.79%, respectively. The Trustees noted the Investment Advisor’s assertion that the Fund’s underperformance over the trailing one-year period could be attributed to poor stock selection in Germany, Japan, and Sweden, and an overweight allocation to the United Kingdom and the eurozone in general. The Trustees also observed that the Fund’s volatility of returns, as measured by its standard deviation, and its downside volatility, as measured by its Morningstar risk score, ranked it in the first quartile of the funds (which is the most favorable) in the Peer Group and Fund Universe for the three- and five-year periods.

The Board also considered the overall quality of services provided by the Investment Advisor to the Funds. In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the Funds, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Funds. The Board also considered the overall quality of the organization and operations of the Investment Advisor, as well as its compliance structure. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to each Fund were satisfactory.

Advisory Fee and Expense Ratio

With respect to the advisory fees and expenses paid by the Funds, the meeting materials indicated the following:

•	The Emerging Markets Fund’s annual investment advisory fee (gross of fee waivers) was lower than the Peer Group median, but higher than the Diversified Emerging Markets Fund Universe median by 0.05%. The Trustees considered that the Fund’s advisory fee was lower than the fee that the Investment Advisor charges to manage institutional separate accounts using the same strategy as the Fund. The Trustees also considered that the Fund’s advisory fee was within the range of the advisory fee paid by the other series of the Trust managed by the Investment Advisor.

The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were lower than the Peer Group median, but higher than the Fund Universe median by 0.04%. The Trustees noted, however, that the average net assets of the Fund’s class considered by Broadridge were significantly lower than the average net assets of corresponding classes of funds in the Fund Universe, and that certain of those other funds also had significant assets in other classes.

•	The International Small Cap Fund’s annual investment advisory fee (gross of fee waivers) was lower than the Peer Group and Foreign Small/Mid Blend Fund Universe medians. The Trustees considered that the Fund’s advisory fee was lower than or equal to the fee that the Investment Advisor charges to manage institutional separate accounts using the same strategy as the Fund up to the $100 million level, and greater than the Investment Advisor’s fee for those clients above that level. The Trustees observed, however, that management of mutual fund assets requires compliance with certain requirements under the 1940 Act that do not apply to the Investment Advisor’s institutional clients, and that the Investment Advisor provides more services to the Fund than it does to separately managed accounts. The Trustees also considered that the Fund’s advisory fee was lower than the advisory fee paid by the other series of the Trust managed by the Investment Advisor.

Vaughan Nelson Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were lower than the Peer Group and Fund Universe medians.

The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to the Investment Advisor under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to the Funds.

Profitability and Economies of Scale

The Board next considered information prepared by the Investment Advisor relating to its costs and profits with respect to each Fund for the year ended June 30, 2022, noting that the Investment Advisor had waived a significant portion of its advisory fee for each Fund, and had not realized a profit with respect to either Fund.

The Board also considered the benefits received by the Investment Advisor as a result of the Investment Advisor’s relationship with the Funds, other than the receipt of its investment advisory fees, including any research received from broker-dealers providing execution services to the Funds, the beneficial effects from the review by the Trust’s Chief Compliance Officer of the Investment Advisor’s compliance program, the intangible benefits of the Investment Advisor’s association with the Funds generally, and any favorable publicity arising in connection with the Funds’ performance. The Board noted that although there were no advisory fee breakpoints, the asset levels of the Funds were not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future as the Funds’ assets grow.

Conclusion

Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement was in the best interests of each Fund and its shareholders and, accordingly, approved the renewal of the Advisory Agreement with respect to each Fund.

Vaughan Nelson Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Statement Regarding Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”) met on September 13-14, 2022 (the “Meeting”), to review the liquidity risk management program (the “Fund Program”) applicable to the following series of the Trust (each, a “Fund” and together, the “Funds”) pursuant to the Liquidity Rule:

Vaughan Nelson Emerging Markets Opportunities Fund

Vaughan Nelson International Small Cap Fund

The Board has appointed Vaughan Nelson Investment Management, the investment adviser to the Funds, as the program administrator (“Program Administrator”) for the Fund Program. Under the Trust’s liquidity risk management program (the “Trust Program”), the Board has delegated oversight of the Trust Program to the Liquidity Oversight Committee (the “Oversight Committee”). At the Meeting, the Oversight Committee, on behalf of Program Administrator and the Funds, provided the Board with a written report (the “Report”) that addressed the operation, adequacy, and effectiveness of implementation of the Fund Program, and any material changes to it for the period from July 1, 2021 through June 30, 2022 (the “Program Reporting Period”).

In assessing the adequacy and effectiveness of implementation of the Fund Program, the Report discussed the following, among other things:

•	The Fund Program’s liquidity classification methodology for categorizing each Fund’s investments;
•	An overview of market liquidity for each Fund during the Program Reporting Period;
•	Each Fund’s ability to meet redemption requests;
•	Each Fund’s cash management;
•	Each Fund’s borrowing activity, if any, in order to meet redemption requests;
•	Each Fund’s compliance with the 15% limit of illiquid investments; and
•	Each Fund’s status as a primarily highly liquid fund (“PHLF”), the effectiveness of the implementation of the PHLF standard, and whether it would be appropriate for each Fund to adopt a highly liquid investment minimum (“HLIM”).

The Report stated that the Funds primarily hold assets that are defined under the Liquidity Rule as "highly liquid investments," and therefore each Fund is not required to establish an HLIM. Highly liquid investments are defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment. The Report also stated that there were no material changes made to the Fund Program during the Program Reporting Period.

In the Report, the Program Administrator concluded that (i) the Fund Program, as adopted and implemented, remains reasonably designed to assess and manage each Fund’s liquidity risk; (ii) each Fund continues to qualify as a PHLF and therefore is not required to adopt an HLIM; (iii) during the Program Reporting Period, each Fund was able to meet redemption requests without significant dilution of remaining investors’ interests; and (iv) there were no weaknesses in the design or implementation of the Fund Program during the Program Reporting Period.

Vaughan Nelson Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

There can be no assurance that the Fund Program will achieve its objectives in the future. Please refer to the Funds’ prospectus for more information regarding each Fund’s exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

Vaughan Nelson Funds

EXPENSE EXAMPLES

For the Six Months Ended October 31, 2022 (Unaudited)

Expense Examples

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Investor Class only); and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These investments are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2022 to October 31, 2022.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Vaughan Nelson Emerging Markets Opportunities Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		5/1/22	10/31/22	5/1/22 – 10/31/22
Investor Class	Actual Performance	$1,000.00	$880.30	$6.40
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.40	6.87
		5/1/22	10/31/22	5/1/22 – 10/31/22
Institutional Class	Actual Performance	1,000.00	881.20	5.22
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.66	5.60

*	Expenses are equal to the Fund’s annualized expense ratio of 1.35% and 1.10% for the Investor and Institutional Class shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

Vaughan Nelson Funds

EXPENSE EXAMPLES - Continued

For the Six Months Ended October 31, 2022 (Unaudited)

Vaughan Nelson International Small Cap Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		5/1/22	10/32/22	5/1/22 – 10/31/22
Investor Class	Actual Performance	$1,000.00	$834.90	$5.74
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.95	6.31
		5/1/22	10/31/22	5/1/22 – 10/31/22
Institutional Class	Actual Performance	1,000.00	836.50	$4.58
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.22	5.03

*	Expenses are equal to the Fund’s annualized expense ratios of 1.24% and 0.99% for Investor Class and Institutional Class shares, respectively, multiplied by the average account values over the period, multiplied by 184/365 (to reflect the six months period). The expense ratios reflect an expense waiver. Assume all dividends and distributions were reinvested.

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Vaughan Nelson Funds

Each a series of Investment Managers Series Trust

Investment Advisor

Vaughan Nelson Investment Management, L.P.

600 Travis Street, Suite 3800

Houston, Texas 77002

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Fund Co-Administrator

Mutual Fund Administration, LLC

2220 East Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, Wisconsin 53212

Distributor

Natixis Distribution, LLC

888 Boylston Street, Suite 800

Boston, Massachusetts 02199

FUND INFORMATION

	TICKER	CUSIP
Vaughan Nelson Emerging Markets Opportunities Fund – Investor Class	ADVKX	461 43U 500
Vaughan Nelson Emerging Markets Opportunities Fund – Institutional Class	ADVMX	461 41P 552
Vaughan Nelson International Small Cap Fund – Investor Class	ADVJX	461 43U 609
Vaughan Nelson International Small Cap Fund – Institutional Class	ADVLX	461 41P 412

Privacy Principles of the Vaughan Nelson Funds for Shareholders

The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Vaughan Nelson Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Funds’ proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at (888) 660-6610 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Funds at (888) 660-6610 or by accessing the Funds’ Form N-PX on the SEC’s website at www.sec.gov.

Fund Portfolio Holdings

The Funds file a complete schedule of their portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the Funds’ Form N-PORT on the SEC’s website at www.sec.gov.

Prior to the use of Form N-PORT, the Funds filed their complete schedule of portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, and notice of annual and semi-annual reports availability and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (888) 660-6610.

Vaughan Nelson Funds

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (888) 660-6610

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at (888) 660-6610.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. William H. Young is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2022	FYE 10/31/2021
Audit Fees	$ 32,200	$ 32,000
Audit-Related Fees	N/A	N/A
Tax Fees	$ 5,600	$ 5,600
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2022	FYE 10/31/2021
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 10/31/2022	FYE 10/31/2021
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).
(b)	Not applicable.

Item 6. Schedule of Investments.

(a)  Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)  Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	01/09/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	01/09/2023

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer/Chief Financial Officer

Date	01/09/2023